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                                                                   EXHIBIT 10.37

                             FOURTH AMENDMENT TO THE
                              AMENDED AND RESTATED
                     LIMITED LIABILITY COMPANY AGREEMENT OF

                               BOSTON WEST, L.L.C.
                      A DELAWARE LIMITED LIABILITY COMPANY

         THIS FOURTH AMENDMENT TO THE OPERATING AGREEMENT ("Amendment") of BOSTON WEST, L.L.C., a Delaware limited liability company (the "Company"), is made effective January 31, 1996 ("Effective Date"), and is entered into by and among all of the members of the Company whose names and signatures are reflected on the signature pages hereof (the "Members").

         1. RECITALS.

                  1.1 CKE RESTAURANTS, INC. and BOSTON PACIFIC, INC. formed the Company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del. C. ss. 18-10, et. seq.) (the "Act"), as amended from time to time by entering into a Limited Liability Company Agreement on March 29, 1995 (the "Original Agreement"), and by filing a Certificate of Formation of the Company with the office of the Secretary of State of Delaware on March 29, 1995.

                  1.2 On April 16, 1995 the Members executed the Amended and Restated Limited Liability Company Agreement (the "Amended Agreement"), to amend and restate the Original Agreement in its entirety.

                  1.3 On May 15, 1995 the Members executed the first Amendment to the Amended Agreement.

                  1.4 On May 30, 1995 the Members executed the Second Amendment to the Amended Agreement.

                  1.5 On September 12, 1995 the Members executed the Third Amendment to the Amended Agreement.

                  1.6 The Members now have determined that Sections 3.5 and 8.3 of the Amended Agreement fail to fully and accurately reflect the agreement of the Members as to the allocation of Net Income and Net Losses (as defined in the Amended Agreement) among the Members for federal and other income tax purposes. Specifically, the Amended Agreement could be interpreted so as to require a full allocation of Net Income to the Members in proportion to their Class A Units to as to eliminate a negative balance in the Class A Members' Capital Accounts, without making adjustments to reflect (or otherwise taking into account) the prior allocation of Net Losses, solely for federal and other applicable income tax purposes, to




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Members other than in proportion to their Class A Units in accordance with the requirements of federal income tax laws and regulations; such an interpretation of the Amended Agreement is not in accordance with the Members' understanding of the way in which Net Income and Net Loss is to be allocated among the Members for federal and other income tax purposes, as such allocations are described in the Confidential Private Placement Memorandum dated on may 15, 1995, as amended, in connection with the offering of $2,500,000 of Class A Membership Units in the Company.

                  1.7 On October 30, 1995 the Internal Revenue Service published proposed regulations (PS-34-92) governing the requirements for the designation of the tax matters partner for limited liability companies which are organized as partnerships for federal income tax purposes.

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, it is agreed as follows:

         2. DEFINITIONS. Any undefined capitalized terms used herein shall have the same meaning as set forth in the Amended Agreement.

         3. AMENDMENTS. The following sections of the Amended Agreement are further amended in the manner set for below, and to read as set forth below:

                  3.1 Section 3.5(g) shall be renumbered as Section 3.5(i);
Section 3.5(f) shall be deleted, and the following three sections shall be inserted after Section 3.5(e):

                  "(f) The allocations set forth in Sections 3.2, 3.3, 3.4 and 3.5(a) through (e) shall be interpreted and applied in such as manner as to comply with the provisions of Section 704(b) of the code and the regulations issued thereunder (the "Substantial Economic Effect Provisions") to the maximum extent possible. However, to the extent that, in the judgement of the Managers, such allocations as required by this Agreement do not meet the requirements of the Substantial Economic Effect Provisions, the Managers are authorized, solely for federal income tax purposes and, if applicable, state and local income tax purposes, to allocate those items which would not meet the requirements of the Substantial Economic Effect Provisions if allocated pursuant to the Agreement in a manner that will satisfy the requirements of the Substantial Economic Effect Provisions.

                  (g)      The allocations set forth in Section 3.5(a) through
                           (f) hereof (the "Regulatory Allocations") shall be taken into account in allocating Net Income and Net Losses among




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                           the Members so that, to the extent possible, the net
                           amount of such allocations of Net Income and Net Losses for federal income tax purposes and, if applicable, state and local income tax purposes, shall be equal to the net amount that would have been allocated to each Member if the Regulatory Allocations had not been taken into account.

                  (h) The Regulatory Allocations are intended to comply with the Substantial Economic Effect Provisions. Notwithstanding any other provisions of this Agreement, to the extent that the Regulatory Allocations result in allocations for federal income tax purposes, and, if applicable, for state and local income tax purposes, that differ from the allocations provided by Sections 3.2, 3.3, and 3.4 hereof without regard to the Regulatory Allocations, such differences shall be corrected or reversed as quickly as reasonably possible by means of subsequent allocations of Net Income and Net Losses among the Members solely for federal income tax purposes and, if applicable, state and local income tax purposes, provided that such subsequent allocations shall meet the requirements of the Substantial Economic Effect Provisions as determined by the Managers in their sole discretion."

                  3.2 The first sentence of Section 4.5 Tax Matters Partner is amended to read as follows:

                           "The 'tax matters partner' (as such term is defined in Section 6231(a)(7) of the Code) of the Company shall be Hollis Gieger, Jr., of any other Member or Member-Manager which is qualified to serve as tax matters partner in accordance with applicable Treasury Regulations, and which is selected by a majority of the Members to succeed it or any of its successors, which shall be subject to the control of the Management Committee."

                  3.3      Section 8.3(c) is amended to read as follows:

                                    "(c) Net Income or Net Loss of the company
                           for the year of liquidation shall be credited or charged to the Capital Accounts of the Members in accordance with the allocation provisions set forth in Sections 3.2, 3.3, 3.4 and 3.5 hereof."

                  3.4 The final two sentences of Section 8.3(d) are amended to read as follows:






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                                    "Third, to the Class B Members up to the
                           amount equal to the positive balance of the Capital Accounts of the Class B Members (as such Capital Accounts are maintained for federal income tax purposes, taking into account the adjustments, if any, made in accordance with Sections 3.5(f) and 3.5(g) hereof).

                                    Fourth, to the Class A Members up to the
                           amount equal to the positive balance of the Capital Accounts of the Class A Members (as such Capital Accounts are maintained for federal income tax purposes, taking into account the adjustments, if any, made in accordance with Sections 3.5(f) and 3.5(g) hereof)."

         4. RATIFICATION. In all other respects, the Amended Agreement is ratified and confirmed in its entirety.

         5. COOPERATION. The Members agree to cooperate with the Managers in connection with any of the matters set forth in this Amendment, including the execution of any documents which may reasonably be requested for the purpose of giving effect to, evidencing, or giving notice of the Amendments set forth herein.

         6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         7. COUNTERPARTS. Any number of counterparts of this Amendment may be executed. Each such executed counterpart shall be deemed to be an original instrument, and all such counterparts taken together shall constitute one agreement.

         8. GOVERNING LAW. This Amendment will be governed by the laws of the State of Delaware, without giving effect to principles of conflict of laws of that state.




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         IN WITNESS WHEREOF, the parties hereto have subscribed to this
Amendment as of the date first above written.

                                      MEMBERS

                                      CLASS A MEMBERS:

                                      BOSTON PACIFIC, INC.
                                      a California corporation

                                      By:  /s/  Joseph Stein
                                           ----------------------------
                                                JOSEPH STEIN
                                      Its: chief Financial Officer


                                      CKE RESTAURANTS, INC.
                                      a California corporation

                                      By:  /s/  Joseph Stein
                                           ----------------------------
                                                JOSEPH STEIN
                                      Its: Chief Financial Officer

                                       /s/  Gregory G. Brightman
                                       --------------------------------
                                            GREGORY G. BRIGHTMAN

                                       /s/  Hollis Gieger, Jr.
                                       --------------------------------
                                            HOLLIS GIEGER, JR.

                                       /s/  Donald W. Manuel
                                       --------------------------------
                                            DONALD W. MANUEL

                                      EDGEMON PROPERTIES,
                                      an Alabama sole proprietorship

                                      By:  /s/  James H. Edgemon
                                          -----------------------------
                                              JAMES H. EDGEMON
                                      Its:  Owner

                             [SIGNATURES CONTINUED ON NEXT PAGE]




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                                           /s/  S. Kent Stewart
                                           ------------------------------
                                                S. KENT STEWART

                                           /s/  Michael J. Adams
                                           ------------------------------
                                                MICHAEL J. ADAMS

                                           /s/  David Lamm
                                           ------------------------------
                                                DAVID LAMM

                                             BALLARD INVESTMENTS

                                          By:  /s/ Michael B. Ballard
                                               --------------------------
                                          Its:  General Partner
                                               --------------------------

                                          CLASS B MEMBERS:

                                          BOSTON PACIFIC, INC.
                                          -------------------------------
                                          a California corporation

                                          By:  /s/  Joseph Stein
                                               --------------------------
                                                    JOSEPH STEIN
                                          Its:  Chief Financial Officer




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